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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: June 19, 1997
(Date of earliest event reported)



                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                       333-28025                 41-1808858
(State or Other Juris-         (Commission            (I.R.S. Employer
diction of Incorporation)     File Number)         Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000






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Item 5.  Other Events.


                  On June 26, 1997, the Registrant expects to cause the issuance and sale of Home Backed Notes, Series 1997-HI3, Class A-PB (the "Notes") pursuant to an Indenture dated June 26, 1997 ( the Indenture between Home Loan Trust 1997-HI3 (the "Issuer") and The Chase Manhattan
         Bank ( the Indenture Trustee).

                  In connection with the expected sale of the Series 1996-HI3 Notes, the Registrant has been advised by Residential Funding Securities Corporation (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the mortgage loans ("Mortgage Loans") underlying the proposed offering of the Notes (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed manually as exhibits to this report.

                  The   Collateral   Term  Sheets  have  been  provided  by  the
         Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mor tgage Pool contained in the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

                  In addition, the actual characteristics and performance of the Mortgage Loans underlying the Notes may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits



                 Item 601(a) of
                 Regulation S-K
Exhibit No.       Exhibit No.                Description
     1               99               Collateral Term Sheets



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                                                      -4-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                      RESIDENTIAL FUNDING MORTGAGE
                                      SECURITIES II, INC.

                                      By: /s/ Diane S. Wold
                                      Name: Diane S. Wold
                                      Title: Vice President




Dated: June 19, 1997


























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                                                      -5-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   RESIDENTIAL FUNDING MORTGAGE
                                   SECURITIES II, INC.

                                   By:
                                   Name: Diane S. Wold
                                   Title: Vice President




Dated: June 19, 1997

[CTSRFMSI.WPD    December 7, 1995]

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                                  EXHIBIT INDEX


            Item 601 (a) of   Sequentially
Exhibit     Regulation S-K        Numbered
Number      Exhibit No.        Description              Format


1                 99            Collateral Term             P
                                   Sheets



[CTSRFMSI.WPD    December 7, 1995]

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                                                      -7-
                                    EXHIBIT 1

                             (Intentionally Omitted)

[CTSRFMSI.WPD    December 7, 1995]

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